EXHIBIT 99.1

CA Technologies Board of Directors Adopts New Stockholder Protection Rights Agreement

Will Bring Plan to Stockholders for Vote at 2016 Annual Meeting

NEW YORK, N.Y., December 1, 2015 – CA Technologies (NASDAQ: CA) today announced that its Board of Directors has unanimously adopted a Stockholder Protection Rights Plan to replace the Company’s existing Rights Plan, which expired according to its terms on November 30, 2015. The new Rights Plan was not adopted in response to any specific effort to acquire control of the Company and is not intended to prevent a takeover at a full and fair price.

The Company’s new Rights Plan is substantially similar to the existing Rights Plan, which was voted on and received the favorable support of the Company’s stockholders in 2007, 2010 and 2013. In order to address the corporate governance issues that are generally associated with rights plans, CA Technologies will ask its stockholders to vote on its new plan at its 2016 Annual Meeting.

“CA Technologies believes this Rights Plan strikes an appropriate balance between empowering the Board of Directors to use a Rights Plan to increase its negotiating leverage to maximize stockholder value and the current best practices in corporate governance that give stockholders a voice in the process,” said Art Weinbach, Chairman of the Board of Directors.

In connection with the adoption of the new Rights Plan, the Company declared a dividend of one right on each outstanding share of the Company’s common stock. The dividend will be paid on the date of certification by the NASDAQ Stock Market to the Securities and Exchange Commission that the Rights have been approved for listing and registration to stockholders of record on December 11, 2015.

In general terms, and as in the existing Rights Plan, the rights are not exercisable until such time as an acquiring person becomes the beneficial owner of 20 percent or more of the Company’s common stock. The “Qualifying Offer” provision of the Rights Plan establishes a process by which stockholders holding at least 10 percent of the outstanding shares may call a special meeting at which the stockholders may vote on whether to redeem the rights if a Qualifying Offer is made, while also providing the Company’s Board with the time and opportunity to attract and secure potentially value-maximizing alternatives to an unsolicited takeover offer.

Additional details and a copy of the new Rights Plan are included in a Report on Form 8-K filed today with the Securities and Exchange Commission.

About CA Technologies

CA Technologies (NASDAQ: CA) creates software that fuels transformation for companies and enables them to seize the opportunities of the application economy. Software is at the heart of every business in every industry. From planning, to development, to management and security, CA is working with companies worldwide to change the way we live, transact, and communicate – across mobile, private and public cloud, distributed and mainframe environments. Learn more at www.ca.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates,” “targets” and similar expressions relating to the future) constitute “forward-looking statements” that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company’s strategy by, among other things, enabling the Company’s sales force to accelerate growth of new product sales (at levels sufficient to offset any decline in revenue in the Company’s Mainframe Solutions segment), improving the Company’s brand, technology and innovation awareness in the marketplace, ensuring the Company’s offerings for cloud computing, application development and IT operations (DevOps), Software-as-a-Service (SaaS), and mobile device management, as well as other new offerings, address the needs of a rapidly changing market, while not adversely affecting the demand for the Company’s traditional products or its profitability to an extent greater than anticipated, and effectively managing the strategic shift in the Company’s business model to develop more easily installed software, provide additional SaaS offerings and refocus the Company’s professional services and education engagements on those engagements that are connected to new product sales, without affecting the Company’s performance to an extent greater than anticipated; the failure to innovate or adapt to technological changes and introduce new software products and services in a timely manner; competition in product and service offerings and pricing; the ability of the Company’s products to remain compatible with ever-changing operating environments, platforms or third party products; global economic factors or political events beyond the Company’s control and other business and legal risks associated with non-U.S. operations; the failure to expand partner programs; the ability to retain and attract qualified professionals; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, industry or business sector; the ability to successfully integrate acquired companies and products into the Company’s existing business; risks associated with sales to government customers; breaches of the Company’s data center, network, as well as the Company’s software products, and the IT environments of the Company’s vendors and customers; the ability to adequately manage, evolve and protect the Company’s information systems, infrastructure and processes; fluctuations in foreign exchange rates; discovery of errors or omissions in the Company’s software products or documentation and potential product liability claims; the failure to protect the Company’s intellectual property rights and source code; the failure to renew large license transactions on a satisfactory basis; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements, as well as the timing of orders from customers and channel partners; events or circumstances that would require the

Company to record an impairment charge relating to the Company’s goodwill or capitalized software and other intangible assets balances; potential tax liabilities; changes in market conditions or the Company’s credit ratings; the failure to effectively execute the Company’s workforce reductions, workforce rebalancing and facilities consolidations; successful and secure outsourcing of various functions to third parties; changes in generally accepted accounting principles; and other factors described more fully in the Company’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should the Company’s assumptions prove incorrect, actual results may vary materially from those described herein as believed, planned, anticipated, expected, estimated, targeted or similarly expressed in a forward-looking manner. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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Press Contacts

Saswato Das	Traci Tsuchiguchi
Corporate Communications	Investor Relations
(646) 710-6690	(650) 534-9814
Saswato.das@ca.com	traci.tsuchiguchi@ca.com